SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         ESPEY MFG. & ELECTRONICS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                         ESPEY MFG. & ELECTRONICS CORP.




                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD November 22, 2002

                           --------------------------




                                                                October 28, 2002




To the Shareholders of

Espey Mfg. & Electronics Corp.:



     You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Hilton Garden Inn, 125 South Broadway, Saratoga Springs, New York, on November 22, 2002, at 9:30 a.m., Eastern Standard Time, for the following purposes:

     1. To elect three Class C directors to serve for a three year term or until their respective successors are duly elected and qualify; and

     2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on October 16, 2002, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

     Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.



                                         By Order of the Board of Directors,



                                              /s/ Peggy A. Murphy
                                              ------------------------
                                              Peggy A. Murphy
                                              Corporate Secretary




     Please make your specifications and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelope.

                         ESPEY MFG. & ELECTRONICS CORP.

                              233 Ballston Avenue
                        Saratoga Springs, New York 12866

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at the Hilton Garden Inn, 125 South Broadway, Saratoga Springs, New York, on November 22, 2002, at 9:30 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about October 28, 2002.

Voting and Revocability of Proxies

     Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted for the election of Class C directors nominated by the Board of Directors. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

     The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. In accordance with the Company's By-Laws and applicable state law, the affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Annual Meeting. Shares, which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

     The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares, which are voted to abstain, are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as not present at the Annual Meeting for the purposes of determining a quorum.

Record Date and Share Ownership

     Only holders of Common Stock of record on the books of the Company at the close of business on October 16, 2002 will be entitled to vote at the meeting. There were outstanding and entitled to vote on October 16, 2002, 1,034,561 shares of Common Stock.

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of three classes of directors (Class A, Class B and Class C) with overlapping three-year terms. One class of directors is to be elected each year for a term extending to the third succeeding Annual Meeting after such election or until their respective successors are duly elected and qualify. The terms of the three Class C directors expire at the current Annual
Meeting. The Board of Directors has nominated three persons to stand for election as Class C directors.

     The votes will be cast pursuant to the enclosed proxy for the election of each of the Class C nominees named below unless specification is made withholding such authority. Each of the nominees is presently a director of the Company. Should any of said nominees for Class C directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

     The names and business experience for the past five years of the three persons who have been nominated by the Board of Directors to stand for election as Class C directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2003 or 2004 Annual Meeting appear below.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR CLASS C DIRECTOR.


                                   NOMINEES FOR CLASS C DIRECTORS-- SERVING FOR A
                                 THREE YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING
                                                                                                           Period to
                               Offices and                                                                   Date
                              Positions Held                                                               Served as
      Name            Age      with Company            Principal Occupation or Employment                  Director
      ----            ---     --------------           ----------------------------------                  --------

Paul J. Corr          58            --                 Certified Public Accountant and a Professor            1992
                                                       of Business, S. kidmore College, in Saratoga
                                                       Springs, NY, since 1981, currently holding
                                                       the position of Associate Professor; Mr. Corr
                                                       is also a shareholder in the Latham, New York
                                                       accounting firm of Rutnik, Matt & Corr, P.C.

Barry Pinsley (1)     59      Non-Executive Officer    Certified Public Accountant who for five               1994
                                                       years acted as a consultant to the Company
                                                       prior to his election as a Vice President-
                                                       Special Projects on March 25, 1994. On
                                                       December 6, 1997, Mr. Pinsley was elected
                                                       to the position of Vice President-Investor
                                                       Relations and Human Resources, from which
                                                       he resigned on June 9, 1998. Mr. Pinsley
                                                       has been a practicing Certified Public
                                                       Accountant in Saratoga Springs,
                                                       New York since 1975.

Michael W. Wool      56             --                 Attorney engaged in private practice                   1990
                                                       of law and Senior partner since 1982 in
                                                       the law firm of Langrock, Sperry & Wool,
                                                       with offices in Burlington, VT and
                                                       Middlebury, VT.


                                          CLASS B DIRECTORS-- SERVING FOR
                               A THREE YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING

                                                                                                           Period to
                               Offices and                                                                   Date
                              Positions Held                                                               Served as
      Name            Age      with Company            Principal Occupation or Employment                  Director
      ----            ---     --------------           ----------------------------------                  --------

William P. Greene     72            --                 Mr. Greene was Vice President of                       1992
                                                       Operations from March 1, 1999, and
                                                       resigned as an executive officer effective
                                                       December 31, 2000. Prior to joining the
                                                       company, he was Vice President of Finance
                                                       for ComCierge, LLC, San Diego, CA,
                                                       since August 1997. Prior to that position,
                                                       he was Vice President of Operations for
                                                       Bulk Materials International Co.,
                                                       Newton, CT, from 1993 to July 1997.
                                                       From 1991 to 1993, Dr. Greene was
                                                       Associate Professor of Finance and
                                                       International Business, Pennsylvania State
                                                       University in Kutztown, PA. From 1985 to
                                                       1990, he was Associate Dean of the School
                                                       of Business, United States International
                                                       University, San Diego, CA. From 1992 to
                                                       1995, he was Chairman of the Department
                                                       of Business, Skidmore College, Saratoga
                                                       Springs, NY. Prior to that he had been
                                                       employed as an officer for several
                                                       financial institutions.

Seymour Saslow        81            --                 Mr. Saslow was Senior Vice President since             1992
                                                       December 6, 1996, and resigned as an
                                                       executive officer effective December 31, 1999.
                                                       Prior to being elected to Senior Vice President,
                                                       Mr. Saslow served as Vice President-
                                                       Engineering since April 3, 1992.


                                          CLASS A DIRECTORS-- SERVING FOR A
                                   THREE YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING

                                                                                                           Period to
                               Offices and                                                                   Date
                              Positions Held                                                               Served as
      Name            Age      with Company            Principal Occupation or Employment                  Director
      ----            ---     --------------           ----------------------------------                  --------


Howard Pinsley (1)    62      President, Chief         Howard Pinsley for more than the past five             1992
                              Executive Officer        years has been employed by the Company
                              and Chairman of          on a full-time basis as Program Director
                              the Board                prior to being elected Vice President-
                                                       Special Power Supplies on April 3, 1992.
                                                       On December 6, 1996, Mr. Pinsley was
                                                       elected to the position of Executive Vice
                                                       President. On June 9,1998 he was elected
                                                       to the positions of President and Chief
                                                       Operating Officer. Subsequently he became
                                                       Chief Executive Officer and Chairman of
                                                       the Board.


                                          CLASS A DIRECTORS-- SERVING FOR A
                                 THREE YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING



                                                                                                           Period to
                               Offices and                                                                   Date
                              Positions Held                                                               Served as
      Name            Age      with Company            Principal Occupation or Employment                  Director
      ----            ---     --------------           ----------------------------------                  --------

Alvin O. Sabo         59            --                 Attorney engaged in private practice of law            1999
                                                       and Senior Partner of the law firm of
                                                       Donohue, Sabo, Varley & Armstrong, P.C.
                                                       in Albany, NY since 1980. Prior to that
                                                       position, he was Assistant Attorney General,
                                                       State of New York, Department of Law
                                                       for eleven years.

Carl Helmetag         54            --                 President and CEO of UVEX Inc. in                      1999
                                                       Providence, RI. From 1996 to 1999, he was
                                                       President and CEO of HEAD USA Inc.
                                                       Prior to that position, Mr. Helmetag was
                                                       Executive Vice President and then President
                                                       at Dynastar Inc. from 1978 to 1996. He is
                                                       an MBA graduate from The Wharton School
                                                       of Business, University of Pennsylvania.

-------------------

(1)  Barry Pinsley and Howard Pinsley are cousins.

     Howard Pinsley serves as director of All American Semiconductor Corp. None of the other directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

     The only individuals currently considered executive officers of the Company not identified above are:

     Garry M. Jones, 62, Assistant Treasurer and Principal Accounting Officer of the Company since August 4, 1988. He was also the Principal Financial Officer from August 4, 1988 to September 10, 1993. Prior to being elected an officer of the Company, Mr. Jones was employed by the Company on a full-time basis as a Senior Accountant.

     John J. Pompay, Jr., 67, Vice President of Marketing and Sales since December 6, 1996. During the past five years and before being elected to his present position, Mr. Pompay was employed by the Company on a full-time basis as Director of Marketing and Sales.

     Peggy Murphy, 44, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

     David A. O'Neil,  37,  Treasurer  and  Principal  Financial  Officer  since
January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

     Timothy A. Polidore, 42, Assistant Treasurer since December 8, 2000. Mr. Polidore joined the Company on May 17, 1999. Prior to joining the Company he was Accounting Manager for Brinks, Inc.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the Company's fiscal year ended June 30, 2002, the Board of Directors held a total of 5 meetings, and each director then in office attended at least 75% of such meetings.

     The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Alvin O. Sabo and Michael W. Wool. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2002 the Committee held 5 meetings, and each Committee member attended at least 75% of such meetings.

     The Board has a standing Stock Option Committee whose members are Howard Pinsley, Paul Corr and Barry Pinsley. The functions of this Committee include determining to whom, and the time or times at which, options will be granted, the number of shares of common stock that comprise each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2000 Stock Option Plan. During the fiscal year ended June 30, 2002, the Stock Option Committee held 1 meeting, and each Stock Option Committee member attended this meeting.

     There is no standing nominating or compensation committee of the Board of Directors, or committees performing similar functions with the exception of the Stock Option Committee.

                           COMPENSATION OF DIRECTORS

     The Company's standard arrangement compensated each director of the Company an annual fee in the amount of $12,000 for being a member of the Board of Directors. Each Director that also served as a member of the Audit Committee was compensated an additional annual fee of $5,000. Each Director that serves as a member of the Succession Committee or the Mergers and Acquisition Committee is compensated an additional $2,500 for each committee. These fees are paid monthly to the Directors. Barry Pinsley was paid $5,600 for additional services for the fiscal year ended June 30, 2002. Executive officers that also serve on the Company's Board of Directors do not receive director's fees.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2002, June 30, 2001 and June 30, 2000 received by the Company's Chief Executive Officer (or acting in a similar capacity) and the other highest paid executive officers of the Company that received over $100,000 in total compensation as of June 30, 2002:

                           SUMMARY COMPENSATION TABLE

                                                                  Long Term
                                                                 Compensation
                                                                 ------------
                                                                  Securities
    Name and                             Annual Compensation      Underlying      All Other
Principal Position      Fiscal Year      Salary        Bonus       Options       Compensation(1)
------------------      -----------      ------        -----       -------       ---------------
Howard Pinsley              2002        $173,120      $25,000       2,000            $11,841
  President, Chief          2001        $172,600      $25,000       2,000            $ 9,590
  Executive Officer and     2000        $160,520      $25,000       1,500            $ 8,623
  Chairman of the Board



John J. Pompay, Jr.         2002        $154,340      $25,000       800              $12,134
  Vice President of         2001        $152,938      $25,000       800              $ 9,737
  Marketing and Sales       2000        $237,816      $20,000       600              $ 8,822



 David A. O'Neil            2002        $ 99,950      $12,500       800              $ 9,899
  Treasurer and Principal   2001        $ 91,200      $12,500       800              $ 7,703
  Financial Officer         2000        $ 84,930      $10,000       600              $ 6,162

(1) Represents (a) the cash and market value of the shares allocated for the respective fiscal years under the Company's ESOP to the extent to which each named executive officer is vested, and the Company's matching contribution under the 401K plan.

                          OPTION GRANTS IN FISCAL 2002

                                                                                  Potential
                                                                                  Realizable
                                                                                   Value at
                                                                                Assumed Annual
                        Number of      Percent                                  Rates of Stock
                        Securities     of Total                               Price Appreciation
                        Underlying     Options                                for Option Term (1)
                         Options      Granted to      Exercise   Expiration   -------------------
      Name               Granted      Employees        Price        Date      5% ($)      10% ($)
      ----               -------      ---------        -----        ----      ------      -------
Howard Pinsley             2,000         15%           $ 19.85      2012      64,667      102,972

John J. Pompay Jr.           800          6%           $ 19.85      2012      25,866      41,189

David A. O'Neil              800          6%           $ 19.85      2012      25,866      41,189


(1) Amounts reflect certain assumed rates of appreciation set forth in the Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises will depend on future performance of the Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The values in these columns assume that the fair market value on the date of grant of each option was equal to the exercise price thereof.

     In accordance with the 2000 Stock Option Plan the above options have exercise dates that range from March 1, 2002 through and expiring on March 1, 2012.

Insurance

     The executive officers and directors of the Company can elect to be covered under the company sponsored health plans, which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

     The Company maintains insurance coverage, as authorized by Section 727 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by them in any actions.

                              EMPLOYMENT CONTRACTS

     The Company has an employment contract with John J. Pompay Jr. in connection with his duties as Vice President-Marketing and Sales. The contract was effective as of January 1, 2002, and expires on December 31, 2002 unless the parties mutually agree to extend the agreement. The contract provides for a minimum base annual salary of $150,800 plus commissions at the rate of 3% on all payments received by the Company against Mr. Pompay's open orders booked up to and including December 31, 1996, and 1% on all payments received against orders booked by the Company between January 1, 1997 and December 31, 1998. The contract further provides that if Mr. Pompay's employment is terminated by the Company prior to the expiration date, other than for cause, he will continue to receive his full salary for 27 months and commissions due on his orders when payment is received. The contract also provides for a restrictive covenant of non-competition by Mr. Pompay for a period of two years upon termination for cause or termination of the contract by Mr. Pompay. At the end of the contract term Mr. Pompay has the option to accept at the time of his voluntary resignation as an executive officer, an employment contract as a non-executive officer in which he would receive full compensation for 13 weeks and then for the next 143 weeks receive $1,000 per week for services rendered.

     The Company entered into an agreement with Howard Pinsley, President and CEO effective July 1, 2002. The contract allows Mr. Pinsley upon his resignation or termination to become a non-executive officer of the Company for a period of thirty-six months. In consideration for services to be provided by Mr. Pinsley for the equivalent of two days a month after his resignation or termination, and to perform duties as reasonably requested by the Company, he will receive full benefits plus, $15,000 per month for the first three months, and $4,333 per month for the next thirty-three consecutive months. This ageement expires on December 31, 2005.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, which was attached as Exhibit A to the proxy statement filed in connection with the Company's 2001 Annual Meeting of Stockholders.

     In  fulfilling  its  responsibilities,   the  Committee  has  reviewed  and
discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2002 with management and the independent auditors.

     The  Committee  has  discussed  with the  independent  auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, Independence Discussions with Audit Committees, and has discussed with the auditors the auditors' independence.

     The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.



                                            Audit Committee:
                                            Paul J. Corr, Chairman
                                            Michael W. Wool
                                            Alvin O. Sabo

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of October 16, 2002, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.


          Name of                          Amount and Nature           Percent
      Beneficial Owner                  of Beneficial Ownership        of Class
      ----------------                  -----------------------        --------

Dimensional Fund Advisors Inc.            72,600 -Direct  (1)            7.02%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401

Franklin Resources, Inc.                  80,000 -Direct  (2)            7.70%
  777 Mariners Island Blvd.
  P.O. Box 7777
  San Mateo, CA 94403-7777

The Adirondack Trust Company,            258,600 -Direct  (3)           25.00%
  as Trustee of the Company's Employee
  Retirement Plan and Trust
  473 Broadway
  Saratoga Springs, NY 12866

Howard Pinsley,                           43,634 -Direct                 5.04%
  233 Ballston Avenue                      8,481 -Indirect(4)
  Saratoga Springs, NY 12866

(1) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Dimensional Fund Advisors Inc. ("Dimensional") is from the Schedule 13G dated February 12, 2002 filed with the Securities and Exchange Commission (the "SEC"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 72,600 shares of Espey Mfg. & Electronics Corp. stock as of December 31, 2000, all of which shares are held in Dimensional investment companies, trusts and accounts. Dimensional, in its role as investment advisor and/or manager, disclaims beneficial ownership of all such shares. Dimensional, in its role as investment advisor and/or manager, reported sole voting power with respect to 72,600 shares.

(2) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Franklin Advisory Services, LLC ("Franklin") is from the Schedule 13G, dated January 26, 2001 filed with the SEC. The Franklin statement indicated that Franklin's "investment advisory subsidiaries," have sole voting and dispositive power with respect to all of the shares of common stock shown in the table above for Franklin. The Franklin statement indicates that the common stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment advisory subsidiaries. The statement also indicated that it filed the Schedule 13G on behalf of itself, Franklin Advisory, and Franklin's principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of common stock shown in the above table for Franklin. Franklin and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the common stock shown in the table for Franklin.

(3) This information is from the Form 4 dated August 29, 2002 filed with the SEC by the Trustee on behalf of the Company's ESOP. The ESOP Trustee has sole voting power with respect to unallocated common shares owned by the Trust, 42,024 shares as of August 29, 2002, as directed by the Plan Administrator appointed by the Company's Board of Directors. As to the common shares allocated to participants, 216,576 shares as of August 29, 2002, the ESOP Trustee has the power to vote such shares as directed by such Plan Administrator to the extent the participants do not direct the manner in which such shares are to be voted.

(4) This information is from the Form 5 dated August 5, 2002. Indirect shares represent stock being held in the Company ESOP.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information is furnished as of October 16, 2002 (unless otherwise indicated), as to each class of equity securities of the Company beneficially owned by all Directors and Executive Officers and by Directors and Executive Officers of the Company as a Group:

          Name of                                     Amount and Nature           Percent
      Beneficial Owner                             of Beneficial Ownership        of Class
      ----------------                             -----------------------        --------
Paul J. Corr                                          3,000 - Direct                  *

William P. Greene                                       100 - Direct                  *

Carl Helmetag                                         2,500 - Direct                  *
                                                        500 - Indirect (3)

Garry M. Jones                                        4,225 - Indirect (2)            *

Peggy Murphy                                          2,851 - Indirect (2)            *

David A. O'Neil                                       1,600 - Direct                  *
                                                      1,287 - Indirect (2)

Barry Pinsley                                        40,130 - Direct                4.17%
                                                      3,017 - Indirect (1,2)

Howard Pinsley                                       43,634 - Direct                5.04%
                                                      8,481 - Indirect (2)

Timothy A. Polidore                                     609 - Indirect (2)            *

John J. Pompay, Jr.                                   8,980 - Indirect (2)            *

Alvin O. Sabo                                             0                           *

Seymour Saslow                                        1,051 - Direct                  *
                                                      6,810 - Indirect (2)

Michael W. Wool                                         400 - Direct                  *

Officers and Directors as a Group (13 persons)       92,415 - Direct                12.48%
                                                     36,760 - Indirect

(1) Excludes 2,000 shares owned by the spouse of Barry Pinsley. Beneficial ownership of the shares is disclaimed by Mr. Pinsley

(2) Includes shares allocated to named director or executive officer as of June 30, 2002 as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

(3) Includes 500 shares owned by the trust of Molly K. Helmetag. As trustee of the trust, Mr. Helmetag is deemed beneficial owner, as defined in rule 13d-3, of the shares held by the trust. Excludes 800 shares owned by the spouse of Mr. Helmetag. Beneficial ownership is disclaimed by Mr. Helmetag.

     There are no arrangements known to the Company, the execution of which may at a subsequent date, result in change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As previously reported, the Company established and sold to the ESOP Trust on June 5, 1989, 331,224 shares of the Company's treasury stock at a price of $26.50 per share, which purchase price was funded by the Company making a cash contribution and loan. Each year, the Company makes contributions to the ESOP, which are used to make loan interest and principal payments to the Company. With each such payment, a portion of the common stock held by the ESOP is allocated to participating employees. As of June 30, 2002, there were 220,888 shares allocated to participants. The loan from the Company to the ESOP is repayable in annual installments of $1,039,605, including interest, through June 30, 2004. Officers of the Company, including (Howard Pinsley) who is also a director, is eligible to participate in the ESOP and to have shares and cash allocated to his account and distributed to him in accordance with the terms of the ESOP.

     The Company paid the law firm of Langrock,  Sperry & Wool, of which Michael
W. Wool, a director of the Company, is a partner, a total of $24,000 for legal services during the fiscal year ended June 30, 2002.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has recommended that the decision on the appointment of the Company's independent accountants for fiscal year ending June 30, 2003 be postponed. The Company is discussing with its current accountants, PricewaterhouseCoopers LLP, the scope of the audit including the services offered and the fees for those services. The Company is also considering obtaining bids from other independent accounting firms. Since these discussions have not been completed, the Audit Committee has recommended that the decision on the appointment of the independent accountants be postponed until the Audit Committee has had the opportunity to reveiw the various proposals and determine which proposal best meets the needs of the Company.

     PricewaterhouseCoopers LLP acted as the Company's principal independent accountant for the fiscal year ended June 30, 2002. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from shareholders.

     The following amounts were billed to the Company by the independent auditors for services rendered for the fiscal year ended June 30, 2002:

      Type of Fee                                Amount Billed
      -----------                                -------------
        Audit                                      $54,250

      Financial Information Systems Design and
      Implementation Fees                            None

      All Other Fees                               $25,890
                                                   -------

      Total                                        $80,140
                                                   =======

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities have complied with all Section 16(a) filing requirements.

ANNUAL REPORTS

     The Annual Report of the Company to the shareholders for the fiscal year ended June 30, 2002, including financial statements, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

     A copy of the Company's Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended June 30, 2002 filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., attention: Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. The Company's Form 10-K for the fiscal year ended June 30, 2002 can also be viewed electronically through a link at the Company's website (www.espey.com).

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2003 Annual Meeting must be received by the Company at its principal executive office no later than July 1, 2003, if it is to be included in the Company's 2003 proxy statement and proxy form.

OTHER MATTERS

Proxy Solicitation

     The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

Other Matters

     The Company is unaware of any other matter that will be brought before the meeting for action. If other matters should come before the meeting, which require a shareholder vote, it is intended that the proxy holders will use their own discretion in voting on such other matters.


                                        By Order of the Board of Directors,

                                          /s/ Howard Pinsley
                                          ----------------------------
                                          Howard Pinsley
                                          President, Chief Executive Officer
                                          and Chairman of the Board


October 28, 2002
Saratoga Springs, New York

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

                                     COMMON

                                 PROXY FOR THE
                      2002 ANNUAL MEETING OF SHAREHOLDERS
                               November 22, 2002

The undersigned hereby appoints Howard Pinsley and Barry Pinsley as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Shareholders to be held on November 22, 2002 or any adjournment thereof.


1.   Election of Class C Directors

     [_]  FOR all nominees listed below          [_]   WITHHOLD AUTHORITY
          (except as marked to the                     to vote for all nominees
          contrary below)                              listed below

     PAUL J. CORR
     BARRY PINSLEY
     MICHAEL W. WOOL

                Management recommends a vote FOR these nominees.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For" box above and write the nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


    => Detach here, sign, date and mail in postage paid envelope provided. =>


                         ESPEY MFG. & ELECTRONICS CORP.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                                FOR PROPOSAL 1.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------------

-------------------------------------

-------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.


                                 PROXY FOR THE
                      2002 ANNUAL MEETING OF SHAREHOLDERS
                               November 22, 2002

                                   ESOP PLAN

     The undersigned hereby appoints Howard Pinsley and Barry Pinsley as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Shareholders to be held on November 22, 2002 or any adjournment thereof.


1. Election of Class C Directors

     [_]  FOR all nominees listed below          [_]   WITHHOLD AUTHORITY
          (except as marked to the                     to vote for all nominees
          contrary below)                              listed below


     PAUL J. CORR
     BARRY PINSLEY
     MICHAEL W. WOOL


                Management recommends a vote FOR these nominees.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For" box above and write the nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________



    => Detach here, sign, date and mail in postage paid envelope provided. =>


                         ESPEY MFG. & ELECTRONICS CORP.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                                FOR PROPOSAL 1.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------------

-------------------------------------

-------------------------------------